UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

Aspect Communications Corporation

(Exact name of registrant as specified in its charter)

0-18391
(Commission File Number)

California	94-2974062
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement.

     Aspect Communications Corporation (“Aspect” or the “Company”) entered into a separation agreement with Gary Wetsel, its former Executive Vice President, Finance, Chief Financial Officer, and Chief Administrative Officer, on December 6, 2004. The separation agreement provides that Mr. Wetsel will be available to Aspect until March 31, 2005 on a full-time basis to assist in transitional matters. From March 31, 2005 through September 30, 2005, Mr. Wetsel will be available on a part time basis to consult with Aspect at mutually agreeable times. Until September 30, 2005, Mr. Wetsel will continue to receive a salary of $28,125 per month, continue to receive health benefits and continue to vest in Aspect stock options previously granted to him. Mr. Wetsel will receive acceleration of vesting of other unvested options, subject to the terms of the separation agreement. The separation agreement also includes a general release of claims. The separation agreement is included as Exhibit 99.1 hereto.

     Aspect entered into an employment letter with James Reagan, the Company’s new Executive Vice President and Chief Financial Officer, executed as of December 3, 2004. The employment letter provides Mr. Reagan a base salary of $315,000 per year and grants Mr. Reagan options to purchase 300,000 shares of the Company’s common stock, with an exercise price equal to the fair market value at the date of grant, which options will vest over four years: 25% on the first anniversary of his employment with the Company and the remaining amount on a monthly basis over the following three years. Mr. Reagan will also have the opportunity to earn a bonus, targeted at 70% of his eligible annual earnings. Mr. Reagan will be employed by the Company on an at-will basis. The employment letter is included as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

          99.1 Separation Agreement and General Release of All Claims between Aspect Communications Corporation and Gary Wetsel, dated as of December 6, 2004.

          99.2 Employment Letter between Aspect Communications Corporation and James Reagan, executed as of December 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation
Date: December 9, 2004	By:	/s/ Gary E. Barnett
Gary E. Barnett,
President and Chief Executive Officer

ASPECT COMMUNICATIONS CORPORATION
INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Separation Agreement between Aspect Communications Corporation and Gary Wetsel, dated as of December 6, 2004.

99.2	Employment Letter between Aspect Communications Corporation and James Reagan, executed as of December 3, 2004.